Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of April 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.4%)
Brazil (1.0%)
	Petroleo Brasileiro SA	10,946,900	46,552
Canada (5.2%)
	Enbridge Inc.	3,669,750	141,547
	TC Energy Corp. (XTSE)	1,164,802	57,623
	TC Energy Corp.	802,849	39,720
			238,890
China (2.3%)
*,1	China Yangtze Power Co. Ltd. GDR	1,371,551	45,272
	ENN Energy Holdings Ltd.	2,648,300	45,192
	China Gas Holdings Ltd.	3,797,600	13,688
			104,152
France (8.7%)
	TOTAL SE	3,951,892	174,665
	Engie SA (XPAR)	8,142,149	121,281
	TOTAL SE ADR	2,245,244	99,419
			395,365
Germany (1.6%)
	RWE AG	1,869,954	71,006
India (1.8%)
	Power Grid Corp. of India Ltd.	28,315,871	84,013
Italy (5.2%)
	Enel SPA	16,145,445	160,314
	Tenaris SA	6,423,957	68,884
	Tenaris SA ADR	356,650	7,625
			236,823
Norway (3.0%)
	Equinor ASA	6,131,921	123,820
	Equinor ASA ADR	714,059	14,474
			138,294
Portugal (1.0%)
*	Galp Energia SGPS SA	3,930,680	45,261
Russia (2.8%)
	LUKOIL PJSC ADR	1,676,219	128,293
Spain (3.4%)
*	Iberdrola SA (XMAD)	11,491,805	155,300
United Kingdom (13.5%)
	BP plc	39,559,192	165,609
[2]	Royal Dutch Shell plc Class A ADR	3,752,481	142,594

		Shares	Market Value ($000)
	Royal Dutch Shell plc Class A	7,444,214	140,072
	National Grid plc	8,420,004	106,139
	BP plc ADR	1,658,860	41,737
	Royal Dutch Shell plc Class B	1,250,025	22,367
			618,518
United States (49.9%)
	ConocoPhillips	4,437,817	226,950
	Marathon Petroleum Corp.	3,898,639	216,959
	Pioneer Natural Resources Co.	1,246,167	191,698
	Duke Energy Corp.	1,792,073	180,444
	NextEra Energy Inc.	2,050,445	158,930
	Southern Co.	2,136,695	141,385
	FirstEnergy Corp.	3,533,628	133,995
	Exelon Corp.	2,827,935	127,087
	American Electric Power Co. Inc.	1,344,099	119,235
	Hess Corp.	1,588,428	118,354
	EOG Resources Inc.	1,512,368	111,371
	Edison International	1,771,632	105,323
	Sempra Energy	730,687	100,521
	Williams Cos. Inc.	3,224,914	78,559
	Pinnacle West Capital Corp.	817,996	69,243
	CenterPoint Energy Inc.	2,569,037	62,916
	Avangrid Inc.	1,128,073	57,419
	Exxon Mobil Corp.	825,520	47,253
	UGI Corp.	811,102	35,453
			2,283,095
Total Common Stocks (Cost $3,924,381)			4,545,562
Temporary Cash Investments (0.8%)
Money Market Fund (0.2%)
[3,4]	Vanguard Market Liquidity Fund, 0.068%	100,864	10,087
		Face Amount ($000)
Repurchase Agreement (0.6%)
	RBS Securities Inc., 0.010%, 5/3/21 (Dated 4/30/21, Repurchase Value $26,800,000, collateralized by U.S. Treasury Note/Bond 1.375%, 11/15/40, with a value of $27,336,000)	26,800	26,800
Total Temporary Cash Investments (Cost $36,886)			36,887
Total Investments (100.2%) (Cost $3,961,267)			4,582,449
Other Assets and Liabilities—Net (-0.2%)			(11,114)
Net Assets (100%)			4,571,335
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate value was $45,272,000, representing 1.0% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,500,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $10,000,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of April 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	2,568,537	—	—	2,568,537
Common Stocks—Other	305,849	1,671,176	—	1,977,025
Temporary Cash Investments	10,087	26,800	—	36,887
Total	2,884,473	1,697,976	—	4,582,449